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                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-81031, 33-99804, 33-99802, 333-31485 and 333-31499.






                                                     ARTHUR ANDERSEN LLP



Birmingham, Alabama
March 23, 2000